OTHER FINANCIAL ITEMS, NET	12 Months Ended
Dec. 31, 2015
OTHER FINANCIAL ITEMS, NET [Abstract]
OTHER FINANCIAL ITEMS, NET

9.	OTHER FINANCIAL ITEMS, NET

(in thousands of $)	2015	2014	2013
Mark-to-market adjustment for interest rate swap derivatives (see note 30)	(12,798)	(28,996)	56,461
Interest rate swap cash settlements (see note 30)	(15,797)	(20,424)	(10,626)
Mark-to-market adjustment for equity derivatives (see note 30)	(67,925)	(13,657)	—
Mark-to-market adjustment for foreign currency derivatives (see note 30)	—	94	719
Impairment of loan	(15,010)	—	—
Financing arrangement fees and other costs	(1,841)	(7,157)	(5,632)
Amortization of deferred financing costs and debt guarantee	(3,082)	(2,459)	(1,120)
Foreign exchange loss on operations	(2,126)	(1,200)	(1,583)
Other	(25)	(295)	—
	(118,604)	(74,094)	38,219

The impairment loss on loan arose on certain loan facilities granted to PT Perusahaan Pelayaran Equinox (or Equinox) in March 2015, in connection with their acquisition of the vessel, the Golar Viking. This initially comprised of (i) a short-term $80.0 million bridging loan facility maturing in March 2016; (ii) a $53.0 million, 10 year term loan; and (iii) a $5.0 million revolving credit facility. Given Equinox’s difficulties in realizing any short-haul cabotage trade opportunities in Indonesia as originally envisaged, this raised concerns as to the recoverability of these loans, and thus we agreed to the repossession of the vessel (based on a current vessel market valuation of $125.0 million) in consideration for extinguishment of the total outstanding balance on the loan receivables of $138.5 million. Accordingly, we recognized an impairment provision (net of repossession costs) of $15.0 million in 2015.

Financing arrangement fees and other costs of $7.2 million in 2014 arose mainly from commitment fees incurred on our $1.125 billion debt facility to fund eight of our newbuild vessels. All of the newbuild vessels had been delivered by the end of 2014, and thus funds drawn down on the debt facilities.